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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 23, 2000 relating to the consolidated financial statements of Genuity Inc., which appears in the Registration Statement on Form S-1 (File No. 333-34342) as filed and amended on June 27, 2000.

Arthur Andersen LLP
Boston, Massachusetts
January 29, 2001